UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2015

PERCEPTRON, INC.
(Exact name of registrant as specified in its charter)

Michigan	0-20206	38-2381442
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

47827 Halyard Drive, Plymouth, MI 48170-02461

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (734) 414-6100

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On October 30, 2015, Perceptron, Inc. (the “Company”) and Comerica Bank (“Comerica”) entered into the Eighth Amendment to the Credit Agreement dated as of November 16, 2010 (as amended, the “Credit Agreement”), a Revolving Credit Note and an Advance Formula Agreement. The Eighth Amendment increased the maximum permitted borrowings to $10 million, changed the Credit Agreement to be payable upon demand of the lender, with no expiration date, and eliminated the committed nature of the line of credit and the related commitment fee of .15% per annum payable on the unused portion of the line of credit. The Eighth Amendment also reduced the Tangible Net Worth level required to be maintained by the Company to $29 million. The Credit Agreement, as amended, limits borrowings to the lesser of (i) $10.0 million or (ii) 80% of eligible accounts receivable plus the lesser of 50% of eligible inventory or $4 million.

All other material terms of the Credit Agreement, Revolving Credit Note and Advance Formula Agreement remain in full force and effect, without waiver or modification. The foregoing description is qualified in its entirety by reference to the Eighth Amendment, Revolving Credit Note and Advance Formula Agreement, copies of which are attached hereto as Exhibits 10.1, 10.2 and 10.3 and incorporated herein by reference.

Item 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On November 4, 2015, Perceptron, Inc. (the “Company”) issued a press release announcing the Company’s financial and operating results for the fiscal 2016 first quarter ended September 30, 2015. Attached hereto and incorporated by reference as Exhibit 99.1 is the press release relating to such announcement. Such information, including Exhibit 99.1 attached hereto under Item 9.01, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

D. Exhibits.

Exhibit No.	Description

Exhibit 10.1	Eighth Amendment to Amended and Restated Credit Agreement, dated November 16, 2010, between the Company and Comerica Bank.

Exhibit 10.2	Revolving Credit Note, dated October 30, 2015, between the Company and Comerica Bank.

Exhibit 10.3	Advance Formula Agreement, dated October 30, 2015, between the Company and Comerica Bank.

Exhibit 99.1	Press Release, dated November 4, 2015, announcing the Company’s financial and operating results for the fiscal 2016 first quarter ended September 30, 2015.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERCEPTRON, INC.

Date: November 4, 2015	/s/ David L. Watza
By: David L. Watza
Its: Senior Vice President – Finance and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

Exhibit 10.1	Eighth Amendment to Amended and Restated Credit Agreement, dated November 16, 2010, between the Company and Comerica Bank.

Exhibit 10.2	Revolving Credit Note, dated October 30, 2015, between the Company and Comerica Bank.

Exhibit 10.3	Advance Formula Agreement, dated October 30, 2015, between the Company and Comerica Bank.

Exhibit 99.1	Press Release, dated November 4, 2015, announcing the Company’s financial and operating results for the fiscal 2016 first quarter ended September 30, 2015.

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